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                                                                    EXHIBIT 23.3




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Santa Fe Snyder Corporation's Registration Statement on Form S-8 of our report dated February 10, 1999, included in Snyder Oil Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.




                                                       ARTHUR ANDERSEN LLP



Fort Worth, Texas
   June 16, 1999